Exhibit 99.1

iAnthus Announces Change of Auditor

NEW YORK and TORONTO, April 5, 2023 - iAnthus Capital Holdings, Inc. (“iAnthus” or the “Company”) (CSE: IAN, OTCPK: ITHUF), which owns, operates and partners with regulated cannabis operations across the United States, announced today that it has dismissed Marcum LLP (“Marcum”) as the Company’s independent auditor and appointed PKF O’Connor Davies, LLP (“PKFOD”) to serve as the Company’s independent auditor for the fiscal year ending December 31, 2023, effective as of March 30, 2023.

The change of the Company’s independent auditor was made after careful consideration and evaluation and was approved by the Company’s audit committee.

The reports on the Company’s financial statements by Marcum for the years ended December 31, 2022 and 2021 did not contain any adverse opinion or disclaimer of opinion, nor was either report qualified or modified as to uncertainty, audit scope, or accounting principles, except for an explanatory paragraph as to the Company’s ability to continue as a going concern. In addition, pursuant to Item 304(a)(1)(iv) of Regulation S-K, during the two most recent fiscal years ended December 31, 2022 and the subsequent interim periods through March 30, 2023, there was no disagreement between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreement in connection with its report issued in connection its audit of the Company’s financial statement for those years. Furthermore, except for the identification of the material weaknesses described in the Company’s Annual Form 10-K for the years ended December 31, 2022 and 2021 as filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 30, 2023 (the “2022 Annual Report”) and March 18, 2022, respectively, there were no reportable events (as described under Item 304(a)(1)(v)(A)-(D) of Regulation S-K and in National Instrument 51-102 Continuous Disclosure Obligations) for the Company within the last two fiscal years nor subsequently up to the date of the termination of Marcum.

During the two most recent fiscal years and the subsequent period through the appointment of PKFOD, the Company did not consult with PKFOD regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

About iAnthus

iAnthus owns and operates licensed cannabis cultivation, processing and dispensary facilities throughout the United States. For more information, visit www.iAnthus.com.

Forward Looking Statements

Statements in this news release contain forward-looking statements. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in the Company’s reports that it files from time to time with the SEC and the Canadian securities regulators which you should review including, but not limited to, the 2022 Annual Report filed with the SEC. When used in this news release, words such as “will,” “could,” “plan,” “estimate”, “expect”, “intend”, “may”, “potential”, “believe”, “should” and similar expressions, are forward-looking statements.

Forward-looking statements may include, without limitation, statements relating to the Company’s financial performance, business development and results of operations.

These forward-looking statements should not be relied upon as predictions of future events, and the Company cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur. If such forward-looking statements prove to be inaccurate, the inaccuracy may be material. You should not regard these statements as a representation or warranty by the Company or any other person that it will achieve its objectives and plans in any specified timeframe, or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this news release. The Company disclaims any obligation to publicly update or release any revisions to these forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this news release or to reflect the occurrence of unanticipated events, except as required by law.

Neither the Canadian Securities Exchange nor the U.S. Securities and Exchange Commission have reviewed, approved or disapproved the content of this news release.

Corporate/Media/Investors:

iAnthus Capital Holdings, Inc.

Philippe Faraut, Chief Financial Officer

646-518-9418

investors@ianthuscapital.com